DELAWARE GROUP® EQUITY FUNDS IV
Delaware Mid Cap Growth Equity Fund
(formerly, Delaware Smid Cap Growth Fund)

IVY FUNDS
Delaware Ivy Mid Cap Income Opportunities Fund
Delaware Ivy Mid Cap Growth Fund

IVY VARIABLE INSURANCE PORTFOLIOS
Delaware Ivy VIP Mid Cap Growth

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statutory Prospectuses, as amended

On or about June 1, 2024, Nathan Brown will transition to another internal role, Director of Ivy Equity Research, and will no longer be a portfolio manager of each Fund.

Effective immediately, a footnote is added to the section of each Fund’s Prospectus entitled ‘Fund summary – Who manages the Fund?/Portfolio? – Investment manager” stating that effective on or about June 1, 2024, Nathan Brown will no longer be a portfolio manager of the Fund.

Effective immediately, the applicable sentence in each Fund’s Prospectus in the section entitled “Who manages the Fund/Portfolio – Portfolio managers” is revised to note that Kimberly A. Scott, Nathan Brown (until on or about June 1, 2024), and Bradley P. Halverson are primarily responsible for the day-to-day portfolio management of the Fund.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated January 17, 2024.